As filed with the Securities and Exchange Commission on October 11, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 3

TO

FORM 10

GENERAL FORM FOR REGISTRATION OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF

THE SECURITIES EXCHANGE ACT OF 1934

NEW ARISTOTLE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	20-5196741
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

NEW ARISTOTLE HOLDINGS, INC.

2525 Armitage Avenue

Melrose Park, Illinois 60160

(708) 450-3000

(Address, Including Zip Code, and Telephone Number, Including

Area Code, of Registrant’s Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered
Common Stock, par value $0.01 per share	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

None

NEW ARISTOTLE HOLDINGS, INC.

INFORMATION INCLUDED IN PROXY STATEMENT/PROSPECTUS-INFORMATION STATEMENT AND INCORPORATED BY REFERENCE INTO FORM 10

Certain information required to be included herein is incorporated by reference to specifically identified portions of the body of the proxy statement/prospectus-information statement filed herewith as Exhibit 99.1.

Item 1.	Business.

The information required by this item is contained under the sections “Summary—The Companies—Alberto-Culver Company,” “Summary—The Companies—New Aristotle Holdings, Inc.,” “Risk Factors—Risks Relating to New Alberto-Culver,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alberto-Culver (Accounting Predecessor to New Alberto-Culver),” “Description of New Alberto-Culver,” “Management of New Alberto-Culver,” “Where You Can Find More Information” and “Index to Financial Statements—Index to Alberto-Culver Company (Accounting Predecessor to New Alberto-Culver) Financial Statements” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 1A.	Risk Factors.

The information required by this item is contained under the sections “Risk Factors—Risks Relating to the Transaction” and “Risk Factors—Risks Relating to New Alberto-Culver” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 2.	Financial Information.

The information required by this item is contained under the sections “Summary—Selected Historical Financial Information of Alberto-Culver (Accounting Predecessor to New Alberto-Culver),” “Description of New Alberto-Culver Capital Stock,” “Unaudited Condensed Pro Forma Consolidated Financial Statements of New Alberto-Culver,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alberto-Culver (Accounting Predecessor to New Alberto-Culver)” and “Index to Financial Statements—Index to Alberto-Culver Company (Accounting Predecessor to New Alberto-Culver) Financial Statements” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 3.	Properties.

The information required by this item is contained under the section “Description of New Alberto-Culver—Properties” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

The information required by this item is contained under the section “Ownership of Common Stock of New Alberto-Culver” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 5.	Directors and Executive Officers.

The information required by this item is contained under the sections “Management of New Alberto-Culver” and “Compensation of Executive Officers of New Alberto-Culver” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 6.	Executive Compensation.

The information required by this item is contained under the section “Compensation of Executive Officers of New Alberto-Culver” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 7.	Certain Relationships and Related Transactions.

The information required by this item is contained under the sections “Description of New Alberto-Culver Capital Stock,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alberto-Culver (Accounting Predecessor to New Alberto-Culver),” “Related Party Transactions of New Alberto-Culver” and “Index to Financial Statements—Index to Alberto-Culver Company (Accounting Predecessor to New Alberto-Culver) Financial Statements” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 8.	Legal Proceedings.

The information required by this item is contained under the section “Description of New Alberto-Culver—Legal Proceedings” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

The information required by this item is contained under the sections “Summary—Market Price Data and Price Range of New Alberto-Culver and New Sally Common Stock and Dividends” and “Description of New Alberto-Culver Capital Stock” of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 10.	Recent Sales of Unregistered Securities.

On June 16, 2006, the registrant issued 1,000 shares of its common stock, par value $0.01 per share, to New Sally Holdings, Inc., for an aggregate consideration of $10.00 paid to the registrant by New Sally Holdings, Inc. That issuance was not registered under the Securities Act of 1933, as amended, in reliance on the exemption provided by Section 4(2) of such Act.

Item 11.	Description of Registrant’s Securities to be Registered.

The information required by this item is contained under the section “Description of New Alberto-Culver Capital Stock” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 12.	Indemnification of Directors and Officers.

The information required by this item is contained under the section “Limitation of Liability and Indemnification of New Alberto-Culver’s Directors and Officers” of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

Item 13.	Financial Statements and Supplementary Data.

The information required by this item is contained under the sections “Summary,” “Unaudited Pro Forma Condensed Financial Statements of New Alberto-Culver,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alberto-Culver (Accounting Predecessor to New Alberto-Culver)” and

“Index to Financial Statements—Index to Alberto-Culver Company (Accounting Predecessor to New Alberto-Culver) Financial Statements” (and the statements referenced therein) of the proxy statement/prospectus-information statement. Those sections are incorporated herein by reference.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 15.	Financial Statements and Exhibits.

(a)	Financial Statements

The information required by this item is contained under the section “Index to Financial Statements—Index to Alberto-Culver Company (Accounting Predecessor to New Alberto-Culver) Financial Statements” beginning on page F-1 of the proxy statement/prospectus-information statement. That section is incorporated herein by reference.

(b)	Exhibits

See below.

The following documents are filed as exhibits hereto:

Exhibit Number	Exhibit Description
2.1	Investment Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC (attached as Annex A-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.2	First Amendment to the Investment Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC (attached as Annex A-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.3	Separation Agreement, dated as of June 19, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc. (attached as Annex B-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.4	First Amendment to the Separation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc. (attached as Annex B-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

3.1	Form of Amended and Restated Certificate of Incorporation of New Aristotle Holdings, Inc. (attached as Annex G to the proxy statement/prospectus-information statement which is a part of this Registration Statement).

3.2	Form of Amended and Restated By-laws of New Aristotle Holdings, Inc. (attached as Annex H to the proxy statement/prospectus-information statement which is a part of this Registration Statement).

4.1	Copy of Indenture dated June 10, 1998 between Alberto-Culver Company and The First National Bank of Chicago, as Trustee (incorporated by reference to Exhibit 4(a) to Alberto-Culver Company’s Form 10-Q Quarterly Report for the quarter ended June 30, 1998).

4.2	Copy of First Supplemental Indenture dated October 5, 2006 between Alberto-Culver Company and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.01 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on October 6, 2006).

4.3	Copy of 6.375% Debentures due June 15, 2028 (incorporated by reference to Exhibit 4(b) to Alberto-Culver company’s Form 10-Q Quarterly Report for the quarter ended June 30, 1998).

4.4	Copy of Amended and Restated Credit Agreement dated as of August 31, 2004 among Alberto-Culver Company, Bank of America, N.A. as administrative agent and the other financial institutions being parties thereto (incorporated by reference to Exhibit 4 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on September 3, 2004).

10.1	Tax Allocation Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (attached as Annex C-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

10.2	First Amendment to the Tax Allocation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (attached as Annex C-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

10.3	Employee Matters Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (incorporated by reference to Exhibit 10.02 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

Exhibit Number	Exhibit Description
10.4	First Amendment to the Employee Matters Agreement, dated October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (incorporated by reference to Exhibit 10.02 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on October 6, 2006).

10.5	Support Agreement, dated as of June 19, 2006, among CDRS Acquisition LLC, Alberto-Culver Company, New Sally Holdings, Inc. and the stockholders party thereto (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.6	Support Agreement, dated as of June 19, 2006, among CDRS Acquisition LLC, Alberto-Culver Company, New Sally Holdings, Inc. and Howard B. Bernick (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.7	Termination and Consulting Agreement, dated as of June 18, 2006, among Alberto-Culver Company, Sally Holdings, Inc. and Michael H. Renzulli (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.8	Termination Agreement dated as of June 18, 2006, among Alberto-Culver Company, Sally Holdings, Inc. and Gary G. Winterhalter (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.9	Form of Severance Agreement between Alberto-Culver Company and named executive officers (incorporated by reference to Exhibit 10(f) to Alberto-Culver Company’s Form 10-Q Quarterly Report for the quarter ended December 31, 1996).

10.10	Form of Amendment of Severance Agreement between Alberto-Culver Company and named executive officers (incorporated by reference to Exhibit 10(k) to Alberto-Culver Company’s Form 10-K Annual Report for the year ended September 30, 2004).

10.11	Form of Amendment of Key Executive Deferred Compensation Agreement between Alberto-Culver Company and certain of its officers (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on January 18, 2005).

10.12	Employment Agreement between Leonard H. Lavin and Alberto-Culver Company dated as of December 6, 2004 (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on December 8, 2004).

10.13	Amendment to Employment Agreement between Leonard H. Lavin and Alberto-Culver Company dated April 27, 2005 (incorporated by reference to Exhibit 10(a) to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on April 27, 2005).

10.14	Form of Time Sharing Agreement dated as of June 20, 2005 between Alberto-Culver USA, Inc. and certain executive officers and directors (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 21, 2005).

10.15	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and Carol L. Bernick (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

Exhibit Number	Exhibit Description
10.16	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and John R. Berschied, Jr. (incorporated by reference to Exhibit 99.4 to the Registration Statement on Form S-4 of New Sally Holdings, Inc. filed with the Securities and Exchange Commission on August 2, 2006).

10.17	Severance Agreement Amendment, dated as of June 19, 2006, between Alberto-Culver Company and William J. Cernugel (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.18	Severance Agreement Amendment, dated as of June 19, 2006, between Alberto-Culver Company and V. James Marino (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.19	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and Gary P. Schmidt (incorporated by reference to Exhibit 99.7 to the Registration Statement on Form S-4 of New Sally Holdings, Inc. filed with the Securities and Exchange Commission on August 2, 2006).

10.20	Form of Severance Agreement Amendment between Alberto-Culver and certain officers thereof (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.21	Limited Guarantee, dated as of June 19, 2006, by Clayton, Dubilier & Rice Fund VII, L.P. in favor of Alberto-Culver Company (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.22	Copy of Split Dollar Life Insurance Agreement dated September 30, 1993 between Alberto-Culver Company and the trustee of the Lavin Survivorship Insurance Trust (incorporated by reference to Exhibit 10(e) to Alberto-Culver Company’s Form 10-K Annual Report for the year ended September 30, 1993).

21.1*	Subsidiaries of New Aristotle Holdings, Inc.

99.1	Preliminary Proxy Statement/Prospectus-Information Statement dated October 10, 2006

*	Previously filed.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW ARISTOTLE HOLDINGS, INC.

Date: October 10, 2006	By:	/s/ William J. Cernugel
	Name:	William J. Cernugel
	Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
2.1	Investment Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC (attached as Annex A-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.2	First Amendment to the Investment Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Company, Sally Holdings, Inc., New Sally Holdings, Inc. and CDRS Acquisition LLC (attached as Annex A-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.3	Separation Agreement, dated as of June 19, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc. (attached as Annex B-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

2.4	First Amendment to the Separation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, Sally Holdings, Inc., New Sally Holdings, Inc. and New Aristotle Holdings, Inc. (attached as Annex B-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

3.1	Form of Amended and Restated Certificate of Incorporation of New Aristotle Holdings, Inc. (attached as Annex G to the proxy statement/prospectus-information statement which is a part of this Registration Statement).

3.2	Form of Amended and Restated By-laws of New Aristotle Holdings, Inc. (attached as Annex H to the proxy statement/prospectus-information statement which is a part of this Registration Statement).

4.1	Copy of Indenture dated June 10, 1998 between Alberto-Culver Company and The First National Bank of Chicago, as Trustee (incorporated by reference to Exhibit 4(a) to Alberto-Culver Company’s Form 10-Q Quarterly Report for the quarter ended June 30, 1998).

4.2	Copy of First Supplemental Indenture dated October 5, 2006 between Alberto-Culver Company and The Bank of New York Trust Company, N.A. (incorporated by reference to Exhibit 4.01 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on October 6, 2006).

4.3	Copy of 6.375% Debentures due June 15, 2028 (incorporated by reference to Exhibit 4(b) to Alberto-Culver company’s Form 10-Q Quarterly Report for the quarter ended June 30, 1998).

4.4	Copy of Amended and Restated Credit Agreement dated as of August 31, 2004 among Alberto-Culver Company, Bank of America, N.A. as administrative agent and the other financial institutions being parties thereto (incorporated by reference to Exhibit 4 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on September 3, 2004).

10.1	Tax Allocation Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (attached as Annex C-1 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

10.2	First Amendment to the Tax Allocation Agreement, dated as of October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (attached as Annex C-2 to the proxy statement/prospectus—information statement which is a part of this Registration Statement).

10.3	Employee Matters Agreement, dated as of June 19, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (incorporated by reference to Exhibit 10.02 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

Exhibit Number	Exhibit Description
10.4	First Amendment to the Employee Matters Agreement, dated October 3, 2006, among Alberto-Culver Company, New Aristotle Holdings, Inc., New Sally Holdings, Inc. and Sally Holdings, Inc. (incorporated by reference to Exhibit 10.02 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on October 6, 2006).

10.5	Support Agreement, dated as of June 19, 2006, among CDRS Acquisition LLC, Alberto-Culver Company, New Sally Holdings, Inc. and the stockholders party thereto (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.6	Support Agreement, dated as of June 19, 2006, among CDRS Acquisition LLC, Alberto-Culver Company, New Sally Holdings, Inc. and Howard B. Bernick (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.7	Termination and Consulting Agreement, dated as of June 18, 2006, among Alberto-Culver Company, Sally Holdings, Inc. and Michael H. Renzulli (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.8	Termination Agreement dated as of June 18, 2006, among Alberto-Culver Company, Sally Holdings, Inc. and Gary G. Winterhalter (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.9	Form of Severance Agreement between Alberto-Culver Company and named executive officers (incorporated by reference to Exhibit 10(f) to Alberto-Culver Company’s Form 10-Q Quarterly Report for the quarter ended December 31, 1996).

10.10	Form of Amendment of Severance Agreement between Alberto-Culver Company and named executive officers (incorporated by reference to Exhibit 10(k) to Alberto-Culver Company’s Form 10-K Annual Report for the year ended September 30, 2004).

10.11	Form of Amendment of Key Executive Deferred Compensation Agreement between Alberto-Culver Company and certain of its officers (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on January 18, 2005).

10.12	Employment Agreement between Leonard H. Lavin and Alberto-Culver Company dated as of December 6, 2004 (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on December 8, 2004).

10.13	Amendment to Employment Agreement between Leonard H. Lavin and Alberto-Culver Company dated April 27, 2005 (incorporated by reference to Exhibit 10(a) to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on April 27, 2005).

10.14	Form of Time Sharing Agreement dated as of June 20, 2005 between Alberto-Culver USA, Inc. and certain executive officers and directors (incorporated by reference to Exhibit 10 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 21, 2005).

10.15	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and Carol L. Bernick (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

Exhibit Number	Exhibit Description
10.16	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and John R. Berschied, Jr. (incorporated by reference to Exhibit 99.4 to the Registration Statement on Form S-4 of New Sally Holdings, Inc. filed with the Securities and Exchange Commission on August 2, 2006).

10.17	Severance Agreement Amendment, dated as of June 19, 2006, between Alberto-Culver Company and William J. Cernugel (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.18	Severance Agreement Amendment, dated as of June 19, 2006, between Alberto-Culver Company and V. James Marino (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.19	Severance Agreement Amendment, dated as of June 19, 2006 between Alberto-Culver Company and Gary P. Schmidt (incorporated by reference to Exhibit 99.7 to the Registration Statement on Form S-4 of New Sally Holdings, Inc. filed with the Securities and Exchange Commission on August 2, 2006).

10.20	Form of Severance Agreement Amendment between Alberto-Culver and certain officers thereof (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.21	Limited Guarantee, dated as of June 19, 2006, by Clayton, Dubilier & Rice Fund VII, L.P. in favor of Alberto-Culver Company (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by Alberto-Culver Company with the Securities and Exchange Commission on June 22, 2006).

10.22	Copy of Split Dollar Life Insurance Agreement dated September 30, 1993 between Alberto-Culver Company and the trustee of the Lavin Survivorship Insurance Trust (incorporated by reference to Exhibit 10(e) to Alberto-Culver Company’s Form 10-K Annual Report for the year ended September 30, 1993).

10.23	Form of Key Executive Deferred Compensation Agreement between Alberto-Culver Company and certain of its officers, and schedule setting forth the registrant’s named executive officers (as defined in Item 402 of Regulation S-K) who are parties to such an agreement and the material terms of each such named executive officer’s agreement (incorporated by reference to Exhibit 10(k) to Alberto-Culver Company Form 10-K Annual Report for the year ended September 30, 2003).

21.1*	Subsidiaries of New Aristotle Holdings, Inc.

99.1	Preliminary Proxy Statement/Prospectus-Information Statement dated October 10, 2006

*	Previously filed.